License, Collaborative and Employment Agreements and Commitments	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
7.	License, Collaborative and Employment Agreements and Commitments

License Agreements

The Company has entered into various option and license agreements for the use of patents and their corresponding applications. These agreements have been entered into with various educational institutions and hospitals. These agreements contain payment schedules or stated amounts due for (a) option and license fees, (b) expense reimbursements, and (c) achievement of success milestones. All expenses related to these agreements have been recorded as research and development.

Research Agreement

In September of 2005, the Company entered into a three-year research agreement with the University of Michigan. Pursuant to that agreement, the Company sponsored research of approximately $460,000 per year.  On March 20, 2008, the Company terminated the agreement.  On March 24, 2009, the Company entered into a payment plan with the University of Michigan to pay the outstanding balance of $197,000.  The Company agreed to pay $5,000 per month, until the balance is paid in full. At December 31, 2011, the balance is approximately $32,000 and is recorded as a short-term accounts payable

Employment Agreements

On February 6, 2010, the Company executed a three-year employment agreement with James S. Kuo, M.D., Chairman, Chief Executive Officer and President.  The agreement provided for an annual base salary of $199,000, discretionary performance and transactional bonus payments, and 400,000 stock options with an exercise price equal to the market price on the date of grant.  Of these stock options, 100,000 vested immediately upon grant and the remainder will vest pro rata, on a monthly basis, over the following thirty-six months. The fair value of the options totaled $328,000 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 204.5%; risk free interest rate of 3.59% and an expected life of 10 years.

Effective February 3, 2012, Dr. Kuo resigned from his positions as President and Chief Executive Officer. In connection with his resignation, Dr. Kuo entered into a nine-month consulting agreement with the Company (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Kuo will be entitled to a consulting fee of $17,000 per month and retain the right to exercise the stock options held by him that have vested (324,999) as of the effective date of the Consulting Agreement for a period expiring on the date that is one year from the effective date of the Consulting Agreement.

Effective February 3, 2012, Jeffrey Riley was appointed to serve as the Company’s Chief Executive Officer and President. In connection with his appointment, Mr. Riley entered into a three-year employment agreement with the Company (the “Riley Employment Agreement”). Pursuant to the Riley Employment Agreement, Mr. Riley will be entitled to an annual base salary of $348,000 and will be eligible for discretionary performance and transactional bonus payments. Additionally, Mr. Riley was granted options to purchase 750,000 shares of the Company’s common stock with an exercise price equal to the per share market price on the date of issue. These options will vest pro rata, on a monthly basis, over thirty-six months. The Company measured the fair value of the stock options at approximately $1.7 million using a Black-Scholes valuation model; these warrants were indexed to the Company’s own stock.

Effective February 6, 2012, C. Evan Ballantyne was appointed the Company’s Chief Financial Officer. In connection with his appointment, Mr. Ballantyne entered into a three-year employment agreement with the Company (the “Ballantyne Employment Agreement”). Pursuant to the Ballantyne Employment Agreement, Mr. Ballantyne will be entitled to an annual base salary of $298,000 and will be eligible for discretionary performance and transactional bonus payments. Additionally, Mr. Ballantyne was granted options to purchase 425,000 shares of our common stock with an exercise price equal to our per share market price on the date of issue. These options will vest pro rata, on a monthly basis, over thirty-six months. The Company measured the fair value of the stock options at approximately $1 million using a Black-Scholes valuation model; these warrants were indexed to the Company’s own stock.

The Black-Scholes assumptions used in calculating the fair value of the stock options are as follows:

Exercise price	$2.30 - $2.47
Expected dividends	0%
Expected volatility	174%
Risk free interest rate	1.93% - 1.97%
Expected life of options	10 years
Expected forfeitures	0%

Other Commitments

As of December 31, 2011, amounts due for license agreements are as follows (in thousands) :

Year Ending December 31,
2012	$37
2013	5
2014	5
2015	5
2016	5
Total	$57

Operating Lease

During 2007, the Company entered into a non-cancelable operating lease for office, laboratory and production space in Ann Arbor, Michigan. This lease expired on February 28, 2011. In March 2011, the Company entered into a month-to-month lease, at a different location, in Ann Arbor, Michigan.

During the years ended December 31, 2011 and 2010 the Company recognized rent expense of $64,000 and $214,000, respectively.

Capital Lease

In June 2006, the Company acquired $65,000 of equipment under a non-cancelable capital lease. The Company agreed to guarantee and to release the seller from the seller’s personal guarantee of the remaining balance and the amount was placed in escrow.  The effective interest rate of the lease was 8.51%.  Related monthly payments of principal and interest were $1,400 over a period of sixty months.  In September 2008, the lessor extended the term for repayment by eight months, with a final maturity date of January 2012.  The remaining balance of this capital lease at December 31, 2010 was $24,000. In January 2011, this capital lease was paid in full and the funds were released from escrow. See Note 3 – Discontinued Operations of Adeona Clinical Laboratory.